Exhibit 99.2

DEBTOR:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE [a]

For Period Ended February 28, 2010

Accounting Method:        ☒ Accrual Basis        ☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B)
☒	☐	2.	Balance Sheet (Form 2-C)
☒	☐	3.	Profit and Loss Statement (Form 2-D)
			X
☒	☐	5.	Disbursements Summary (Form 2-F)
☒	☐	6.	Narrative (Form 2-G)
☒	☐	7.	Bank Statements for All Bank Accounts
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

QUESTIONNAIRE	Yes	No
Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month?		X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X

5. Did you open any new bank accounts this month?		X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	3/22/2010	Print Name:	Samuel E. Meeks

		Signature:	/s/ Samuel E. Meeks

		Title:	President

[a]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:        February 2010

CASH FLOW SUMMARY

	Current Month		Accumulated

1. Beginning Cash Balance	10,642,288	(1)	$7,985,024	(1)

2. Cash Receipts
Operations	4,456,438		32,482,890
Sale of Assets	0		0
Loans/advances	0		0

Total Cash Receipts	4,456,438		$32,482,890

3. Cash Disbursements
Operations	2,808,633		26,376,721
Debt Service/Secured loan payment	0		0
Professional fees/U.S. Trustee fees	0		1,801,100
Other	0		0

Total Cash Disbursements	2,808,633		$28,177,821

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	1,647,805		4,305,069

5 Ending Cash Balance (to Form 2-C)	12,290,093	(2)	$12,290,093	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks [2]	Book Balance

Petty Cash		22.80	—	—	22.80

Operating/xxx4580	Bank of Oklahoma	31,153.50	—	(338,930.21)	(307,776.71)

Eurosweep/xxx1953	Bank of Oklahoma	12,593,853.31	—	—	12,593,853.31

Payroll/xx4591	Bank of Oklahoma	—	—	(61,294.43)	(61,294.43)

Employee Benefit/xxx6216 [1]	Bank of Oklahoma	—	—	—	—

Flex Spending/xxx7672 [3]	Bank of Oklahoma	—	—	—	—

Utility Deposit/xxx9938	Bank of Oklahoma	65,287.54	—	—	65,287.54

TOTAL		12,690,317.15	0.00	(400,224.64)	12,290,092.51 (2)

(must agree with Ending Cash Balance above)

[1]

These employee benefit accounts are maintained by a third-party administrator (“TPA”). Adfitech does not receive statements for these accounts. Adfitech funds these accounts based upon employee contributions or upon demand for payment by the TPA. All funds deposited to these accounts are restricted and are not available to Adfitech for operations.

[2]	Includes book/bank reconciling items.
(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.
(3)	This new employee benefit account is maintained by Debtor. Debtor is currently in the process of finalizing a reconciliation f the 2010 activity for this account.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:  February 1, 2010  to  February 28, 2010

CASH DISBURSEMENTS DETAIL	Account No:
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
				$2,808,633

See attached schedule

			Total Cash Disbursements	$2,808,633	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

CASE NAME:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

Form 2-C

COMPARATIVE BALANCE SHEET

For the Period: February 2010

	February 28, 2010	Petition Date April 30, 2009
Assets

Current Assets
Cash
Petty Cash	$23	22
Bank of Oklahoma Eurosweep Account	12,224,782	7,984,114
Bank of Oklahoma Operating Account	—	889
Bank of Oklahoma Flex Spending Account [1]	—	—
Bank of Oklahoma Employee Benefits Account [1]	—	—
Bank of Oklahoma Payroll Account	—	—
Bank of Oklahoma Utility Deposit Account	65,288	—

Total Cash	12,290,093	7,985,024

Accounts Receivable - Sales
Pre-petition: Due from Related Entities	—	37,500
Pre-petition: Other Receivables	16,943	2,996,545
Post-petition: Due from Related Entities	—	—
Post-petition: Other Receivables	3,120,933	—

Total Current Post-Petition Accounts Receivable	3,137,876	3,034,045

Employee Receivables	(105)	—

Prepaid Expenses	194,253	280,205

Total Current Assets	15,622,117	11,299,274

Other Assets
Land	2,017,000	2,017,000
Building (net of depreciation)	4,563,502	4,595,029
Furniture and Fixtures (net of depreciation)	85,076	155,571
Computer Hardware (net of depreciation)	610,321	788,156
Software (net of depreciation)	12,481	18,757

Total Fixed Assets Net of Depreciation	7,288,380	7,574,514

Goodwill	9,152,249	9,152,249

Total Other Assets	16,440,629	16,726,763

Total Assets	$32,062,746	28,026,037

Liabilities and Stockholder’s Equity

Liabilities Not Subject to Compromise
Current Post-Petition Accounts Payable
Due to Related Entities	$—	—
Post-Petition Accrued Payroll and Payroll Tax Expense	428,966	—
Interperiod over/under funding of benefit account	(8,026)	—
Post-Petition Accrued Property Taxes	15,888	—
Accrued Expenses (non-salary related)	(3,476)	—
Accrued State Income Tax	62,500	—
Accrual of 2009 Franchise Tax	20,100
Accrued Professional Fees	396,271	—
Post-Petition Trade Payable	437,810	—

Total Current Post-Petition Accounts Payable	1,350,032	—

Total Liabilities Not Subject to Compromise	1,350,032	—

Liabilities Subject to Compromise [2]
Secured Creditor Claims	—	—
Unsecured Priority Claims	33,380	790,798
General Unsecured Claims - Pass-through Expenses	2,975	233,158
General Unsecured Claims - Non-pass-through Trade Claims	7,064	20,137
General Unsecured Claims - Guarantee	1,638,788,430	1,638,788,430

Total Liabilities Subject to Compromise	1,638,831,850	1,639,832,523

Total Liabilities	1,640,181,882	1,639,832,523

Stockholder’s Equity
Stockholder’s Equity	19,955,550	19,955,550
Retained Earnings - Pre-petition	(1,630,761,513)	(1,631,762,036)
Retained Earnings - Post-petition	2,686,827	—

Total Stockholder’s Equity	(1,608,119,136)	(1,611,806,486)

Total Liabilities and Stockholder’s Equity	$32,062,746	$28,026,037

Notes:

[1]	Restricted Cash
[2]	Petition date claim balance based on Scheduled Claims

CASE NAME:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: February 2010

(Accrual Basis)

	Jan 2010	Feb 2010	Petition To Date

Operating Revenue
Quality Control	$2,285,172	$2,290,528	$23,504,610
Professional fees	475	25	7,220
Post Closing Services	154,441	125,435	2,076,008
Pre-Funding	560	480	20,800
Imaging	0	0	0
Physical Storage Fees	0	0	0
TMHL Underwriting	0	0	0
Occupancy Verification Fee	(90)	(1,105)	-330
Document Retrieval	9,617	18,490	230,472
Interest Income	4,614	4,164	42,553
Late Charges	1,031	(265)	2,754
Quality Jobs/TIPs Income	31,587	30,595	341,284
Miscellaneous Income	0	0	2,280

Total Operating Revenue	2,487,407	2,468,347	26,227,651

Expenses
Salaries	1,196,748	1,178,803	12,143,634
Salaries - Additional Files & O/T	146,252	123,523	1,798,021
Benefits - 401K Matching	24,487	23,092	248,220
Employee Appreciation & Development	1,735	2,354	51,046
Employee Banquet	6,517	(2,643)	24,000
Contract Labor	0	6,310	22,350
Employee Recruitment Expense	1,162	541	22,411
Payroll Taxes	114,321	106,766	995,133
Payroll Processing Fee	1,423	5,116	21,916
Employee Health Insurance	251,409	172,000	2,204,506
Legal & Professional Fees (Ordinary Course)	1,775	13,989	47,688
Office Supplies	21,419	16,789	231,935
Copier Supplies	801	398	6,754
Software Expense	0	0	6,820
Telephone Expense	21,580	19,652	188,912
Printing	1,865	1,968	22,277
Postage	12,673	13,540	136,543
Shipping	13,219	13,532	205,945
Strategic Partners Expense	1,555	2,315	17,570
Insurance Expense	6,680	6,125	55,757
QC Appraisals	450,965	408,813	2,843,831
QC Appraisals (Contra)	(415,205)	(490,219)	(2,833,420)
QC Reverifications	(1,360)	(16,143)	(36,132)
QC Reverifications (Contra)	0	0	0
In-File Credit Reports	3,945	2,436	62,498
Mtg. Credit Reports	98,521	94,828	952,171
Mtg. Credit Reports (Contra)	(98,726)	(95,390)	(955,998)
Outsourced External Data	21,711	23,023	220,564
Property Value Requests	0	0	0
External Collateral Reviews	(38,840)	39,230	(9,005)
Filing Fees	(354)	72	(302)
High Cost Check	(5,328)	(4,990)	(41,455)
Depreciation	43,960	42,019	441,632
Fares and Lodging	2,515	(88,695)	(57,504)
Meals - Travel	0	218	868
Auto Expense Reimbursement	72	23	911
Conference Expense	0	2,803	29,265
Entertainment	182	321	9,955
Meals & Entertainment	0	0	0
Advertising	6,207	1,539	57,067
Contributions	0	0	250
Business Promotion	500	0	1,163
Lease-Co Location - AT&T	1,890	9,878	58,987
Physical Storage Fees	533	528	4,850
Document Recycling	4,072	3,736	59,225
Equipment Expense	21,888	16,057	259,462

CASE NAME:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: February 2010

(Accrual Basis)

	Jan 2010	Feb 2010	Petition To Date

Hardware & Software Maintenance	11,718	12,972	124,100
Processing & Administration Fees	1,013	0	3,836
Dues & Subscriptions	2,660	2,229	12,580
Miscellaneous Taxes	1,357	13,082	28,952
Miscellaneous Expense	0	0	0
Bank Account Fees	1,397	1,440	13,550
Bad Debt Expense	4	0	56,585
Buildings - Taxes & Insurance	8,675	8,675	87,985
Building - Maintenance & Supplies	21,265	26,393	175,864
Building - Utilities	15,039	12,587	158,136

Total Expenses Before Taxes	1,985,895	1,731,632	20,181,911

Net Income (Loss) Before Taxes	501,512	736,715	6,045,740

State Income Tax Expense	12,500	154,542	421,584
Reorganization Expenses	219,044	142,231	2,406,742

Net Income (Loss)	$269,968	$439,942	$3,217,414

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period:    February 1, 2010  to  February 28, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld:
Federal	$0	$100,533	$100,533	various	wire	$0
State	0	35,472	35,472	various	wire	0

FICA Tax Withheld	0	91,920	91,920	various	wire	0

Employer’s FICA Tax	0	91,920	91,920	various	wire	0

Unemployment Tax
Federal	0	7,392	7,392	various	wire	0
State	0	5,677	5,677	various	wire	0

Accrued Payroll Taxes [1]	25,005	2,399	0			27,404

Sales, Use & Excise Taxes	0	0	0			0

Property Taxes	27,839	(43,727)	0			(15,888)

Accrued Income Tax:
Federal	0	0	0			0
State	112,500	12,500	0			125,000
Other:	0	0	0			0

TOTALS	$165,344	$304,086	$332,915			$136,516

[1]

Debtor does not breakdown accrued payroll taxes for payroll due through month-end between that due for federal and state taxing authorities. This accrual is presented as a single number for the purposes of this report.

(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
Workers’ Compensation	The Hartford	$500,000	1/1/11	1/1/11
General Liability	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10
Property (Fire, Theft)	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10
Vehicle	N/A
Other (list):
Employee Dishonesty	Travelers	$200,000	4/8/11	4/8/10

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: February 1, 2010 to February 28, 2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable

Under 30 days	$2,246,669	$
30 to 60 days	773,598		0
61 to 90 days	24,826		0
91 to 120 days	33,890		0
Over 120 days	41,950		0

Total Post Petition	3,120,933

Pre Petition Amounts	16,943

Total Accounts Receivable	$3,137,876

Less: Bad Debt Reserve	0

Net Accounts Receivable (to Form 2-C)	$3,137,876

	Total Post Petition Accounts Payable		$1,350,032

*	Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS [1]

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *

Venable LLP	$0	$216,167	$75,082	5/22/09	$436,061
Orrick Herrington, et al	0	0	0	5/4/09	0
Quinn Emmanual	0	0	111,312	5/20/09	96,329
Houlihan Lokey	0	0	0	6/5/09	0
Protiviti Inc.	0	17,494	38,484	51/09	97,129
JH Cohn	0	4,536	10,013	6/12/09	35,872
Tydings & Rosenberg	0	8,977	6,274	6/12/09	24,528
Epiq Bankruptcy Solutions	0	0	10,214	5/6/09	0
U.S. Trustee	0	0	0		0
Other:	0	0	0		0

Total	$0	$247,174	$251,378		$$689,919

[1]

Until November 2, 2009, Adfitech was one of a group of debtors administratively consolidated under Case No. 09-17787-DK. The professionals working for the consolidated debtors incurred time on behalf of both Adfitech and the other debtors. Time for these professionals has not yet been allocated between the estates for all periods. Where this allocation has been done, the fees specific to Adfitech will be presented here. For all other fees, please refer to the monthly operating report filed for the other debtors.

*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES/CONSULTANTS**

Payee Name	Position	Nature of Payment	Amount

Officers	various	Salary/Commission	$57,202

Officers	various	Bonus	22,436

Officers	various	401K Contribution	6,081

Officers	various	Expense Reimbursement	22,521

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:         February 2010

QUARTERLY DISBURSEMENT CALCULATION

1 Disbursements made in calendar quarter
January 2010	$3,022,523
February 2010	2,808,633
March 2010	0

Quarterly Total	$5,831,156

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended:         February 2010

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT,

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtor reserves all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtor or its estate referred to herein. The Debtor reserves the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtor’s estate regardless of whether such claim or cause of action is identified herein. Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtor prepared this Monthly Operating Report with the assistance of its financial advisor, Protiviti Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtor.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtor’s Monthly Operating Report and should be referred to and considered in connection with any review of the report.

NARRATIVE

ADFITECH, Inc. (“Adfitech”) continues to operate as a going concern. Adfitech is an independently-operated, wholly-owned subsidiary of TMST Home Loans, Inc., formerly known as Thornburg Mortgage Home Loans, Inc. (“TMHL”), and provides mortgage-related auditing and quality control consulting services to financial institutions. Adfitech is self-funded, has its own separate workforce and bank accounts, and operates independently from the TMST Debtors including TMST, Inc., formerly known as Thornburg Mortgage, Inc. (“TMST”), and TMHL at offices located in Edmond, Oklahoma on unencumbered real estate owned by Adfitech. Adfitech, along with TMST, TMHL, TMST Acquisition Subsidiary, LLC and TMST Hedging Strategies, Inc. (collectively the “TMST Debtors”), filed for bankruptcy on May 1, 2009. An order authorizing the joint administration of these cases was entered on May 6, 2009.

On November 2, 2009, the Court entered an Order Severing Joint Administration with Respect to the Adfitech Chapter 11 Case. As a result, the Adfitech Chapter 11 case is no longer jointly administered with the cases of the TMST Debtors.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended:         February 2010

NARRATIVE

A hearing on confirmation of the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. (the “Plan”) was held on February 24, 2010, at which the Court confirmed the Plan. On March 3, 2010, the Court entered its Order Confirming the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. [Docket No. 170].

Following confirmation of the Plan, Adfitech, the Official Committee of Unsecured Creditors, and their respective advisors worked together to complete the steps necessary for the Plan to become effective. The Effective Date of the Plan was March 15, 2010. See Notice of (i) Effective Date of Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc., (ii) Distribution Record Date, and (iii) Deadlines for Asserting Certain Post-Petition Claims filed March 15, 2010 [Docket No. 186].

During the month of February, Adfitech filed its monthly operating report for the period January 1 through January 31, 2010.

2010 February Disbursements Adfitech (Form 2B)

A BLOOM ABOVE THE REST	107.65
ACENITEC	150.00
Adfitech Payroll	838,673.27
ADP	5,115.80
ADP Tax	332,914.56
ADP TX/Fincl Serv	99,162.80
ADT SECURITY SERVICES	2,082.48
AFLAC	5,863.70
ALEX TRAN	126.07
ALLIANCE PLUMBING & HEATING	931.06
AMERICAN HERITAGE LIFE INSURANCE CO.	147.30
AMERITECH OUTDOOR CREATIONS, LLC	270.00
APPRAISAL QC, INC.	23,200.00
AT&T	220.84
AT&T - IL	4,940.38
AT&T - NEWARK	7,987.58
AT&T BUSINESS SERVICES	215.60
AT&T MOBILITY (CINGULAR)	877.99
AVAYA, INC.	2,873.64
B S A APPRAISALS	175.00
BAKER BROTHERS ELECTRIC, INC.	2,213.37
Bank of Oklahoma Analysis	1,440.41
BEE PACK INC.	1,665.00
BETTY CAGLE	875.00
BILL LEWIS APPRAISAL COMPANY	700.00
BILLING SOLUTIONS, INC.	11,341.65
BOOMER SOONER CHAPTER	100.00
BRC, LTD.	559.00
BUSINESS IMAGING SYSTEMS, INC.	12,392.00
CELISA GROOM	1,036.84
CENTRAL UNITED LIFE INS.	162.61
CHASE - BANK ONE	6,803.93
CHRIS WEBER	23.10
CHRISTINA BILBY	678.37
CHRISTINE MARIE SCHWARTZ	3,520.00
CINTAS	333.28
CITY OF EDMOND	10,782.64

Tuesday, March 23, 2010	Page 1 of 4

CLEAR CAPITAL	131,680.00
CLEARINGHOUSE, ATLAS# 000405390800	211.00
COLE & REED, P.C.	12,750.00
COLLATERAL RISK SOLUTIONS, INC.	96,065.00
COMFORT, INC.	10,491.71
COX COMMUNICATIONS	8,055.96
D&B	8,596.80
DAVID PARMER	733.66
DEBORAH MAPLE	35.44
EDMOND AREA CHAMBER OF COMMERCE	5,550.00
Employee Benefit Accounts	202,877.60
Employees	84,909.09
EPHIPHANY MENS CLUB	2,950.00
EPIC REAL ESTATE SOLUTIONS	17,255.00
EPIQ BANKRUPTCY SOLUTIONS	10,213.66
FARMER BROTHERS COFFEE	2,893.79
FIELD VERIFICATION ASSOCIATES	155,199.50
FIRST AMERICAN CREDCO	91,398.25
Flex Spending Account Withdrawls	-5,584.37
GABINO’S LAWN & LANDSCAPE	2,500.00
GREAT PLAINS COCA COLA BOTTLING CO.	460.00
HEATHER ROSENHAMER	100.00
HEDGPATH APPRAISAL COMPANY	175.00
J.H. COHN LLP	10,013.20
JASON’S DELI	215.58
JOHN J. ROSENHAMER	19,902.01
JOHNSON APPRAISAL SERVICE	2,450.00
JONES APPRAISAL SERVICE	450.00
KAREN STOKES	2,790.00
KATHRYN WRIGHT	243.19
KIMBERLY LEWIS	120.49
KRISTOFER PARMER	4,000.00
L V SYSTEMS	4,242.78
LENDERS ONE	2,315.00
LEXIS-NEXIS	38.91
LOVE, BEAL, & NIXON P.C.	360.62
MAVENT INC. | ELLIE MAE	6,396.00
MCAFEE & TAFT	4,077.04
METLIFE SMALL BUSINESS CENTER	14,818.51
MIDCON DATA SERVICES, INC.	2,418.00
MINUTEMAN PRESS	1,967.75

Tuesday, March 23, 2010	Page 2 of 4

MISC FEES PAYEE	28,976.00
MISC FEES PAYEE - POSTCLOSING	24,246.81
MONSTER, INC.	305.00
MORTGAGE BANKERS ASSOC OF THE CAROLINAS	1,062.50
NATIONAL REAL ESTATE INFORMATION SERVICE	36,010.00
NSTN	2,030.00
NVMS	205.00
OFFICE OF THE ATTORNEY GENERAL	277.84
OFFICEMAX CONTRACT, INC.	11,151.93
OKLAHOMA COMMERCIAL CLEANING SERVICES	13,476.67
OKLAHOMA COUNTY TREASURER	52,473.31
OKLAHOMA DEPARTMENT OF HUMAN SERVICES	504.78
OKLAHOMA NATURAL GAS	1,804.02
OKLAHOMA TAX COMMISSION	168.33
PDFLIB GMBH	1,204.20
PHILADELPHIA AMERICAN LIFE INSURANCE CO.	22.50
PIONEER CREDIT RECOVERY, INC.	180.54
Postalia	30,000.00
POSTMASTER	5,000.00
PRESORT FIRST CLASS, INC.	717.34
PROTIVITI, INC.	38,484.00
QUINN EMANUEL URQUHART OLIVER & HEDGES	111,312.01
RACO INDUSTRIES	2,099.55
Reconciling Item	-21,728.92
ROBIN WILLIAMS	184.56
RONALD WIENS FD-2001-2343	325.82
ROSA RESENDE	1,207.50
RUSTY HARTSELL APPRAISAL SERVICE	175.00
SAFEGUARD PROPERTIES, INC.	1,175.00
SAINTS OCCUPATIONAL HEALTH NETWORK	180.00
SAM’S CLUB	1,478.69
SAMUEL E. MEEK	2,583.87
SCSC PAINTING CO.	405.00
SHRED-IT OKLAHOMA CITY	3,736.48
SPRINT	3,242.13
STANDLEY SYSTEMS	398.44
STEPHEN E. MEYER INC.	700.00
SUZANNE K. BLOYED REAL ESTATE APPRAISALS	175.00
T E ALLEN APPRAISALS	1,575.00
TERRY CLOSSER	134.42
TG’S LASER SUPPLY & SUPPORT LTD. CO.	9,016.52

Tuesday, March 23, 2010	Page 3 of 4

THE BRADY GROUP	2,450.00
THE CPE STORE	240.20
THE HARTFORD - PRIORITY ACCOUNTS	10,198.08
THE SECRETARY OF STATE	20.00
THERESIA TATUM	497.69
THOMPSON WEST	22,914.74
TYDINGS & ROSENBERG	6,273.50
UNITED PARCEL SERVICE	11,654.05
UNIVERSAL CREDIT SERVICES	5,921.80
VENABLE LLP	75,081.56
VISION SERVICE PLAN OF OKLAHOMA	3,311.38
WAYNE COUNTY REGISTER OF DEEDS	21.00
WEBROOT SOFTWARE	1,008.00
ZEA COMPANY, INC.	400.00
ZONES, INC.	4,965.19
Grand Total	$2,808,633.12

Tuesday, March 23, 2010	Page 4 of 4